EXHIBIT 32(b)

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTIOBN 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of TII Network Technologies, Inc. (the "Company") on Form 10-K/T for the transition period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Kenneth A. Paladino, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 31, 2006

                                                     /s/ Kenneth A. Paladino
                                                     ---------------------------
                                                     Kenneth A. Paladino
                                                     Principal Financial Officer